UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 20th, 2014

Commission file number 333-186461

SELECT-TV SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

99-0378854 (IRS Employer Identification Number)	7819 (Primary Standard Industrial Classification Code Number)

1395 Brickell Avenue

Suite 800,

Miami, Florida 33131

Tel:  1-418-264-7134

(Address & telephone number of principal offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 20th, 2014, FINRA granted final approval of Change of Name, a 10:1 Forward Stock Split & Ticker Symbol of the Corporation from Sedition Films Inc. to SELECT-TV SOLUTIONS INC., with the new Ticker Symbol of “SELT”. Said approval was predicated upon Select-TV Solution Inc.’s approved Corporate changes in its domicile of Nevada. The new Ticker Symbol shall become effective on July 21st, 2014.

ITEM 9.01 EXHIBITS

(d) Exhibits.

Exhibit # Description

99.1	Articles of Amendment (Name Change)

99.2	Articles of Amendment (Forward Split)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2014

Select-TV Solutions, Inc.

By:	/s/ Philippe Germain
Philippe Germain, Director